UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SENTINEL VARIABLE PRODUCTS TRUST
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SENTINEL VARIABLE PRODUCTS TRUST
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund
Sentinel Variable Products Small Company Fund

One National Life Drive
Montpelier, Vermont 05604

April 1, 2013

Dear Shareholder:

You are invited to attend a Special Meeting (the “Meeting”) of Shareholders of Sentinel Variable Products Trust (the “Trust”), to be held on May 13, 2013, at 10:00 a.m. (Eastern time), at One National Life Drive, Montpelier, Vermont 05604, for the purpose of voting on the Proposal set forth below, and to transact such other business that may properly come before the Meeting, or any adjournments thereof:

PROPOSAL To elect four individuals to serve on the Board of Trustees of the Trust, each one to serve until his successor has been duly elected and qualified or until his or her retirement, resignation, death or removal.

Please review and consider the Proposal carefully.

You are being asked to vote on the election of four nominees, including myself, to serve on the Trust’s Board of Trustees.  I currently serve as a Trustee, and am the Chairman of the Board of Trustees, and the Board of Trustees is recommending three additional nominees to the Board, two of whom also currently serve as Trustees.  The Board of Trustees recommends that you vote FOR the election of each of the nominees as Trustee of the Trust.

If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy ballot and return it promptly in the envelope provided for this purpose, or to vote by telephone or internet using the instructions on the enclosed proxy ballot, so that your vote, based on the shares you are entitled to vote through your ownership of a variable life insurance policy or variable annuity contract, will be represented.  In the event you later decide to attend the Meeting, you may revoke your proxy at that time and vote your shares in person.  The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

Please read this information carefully and call us at 1-800-732-8939 if you have any questions. Your vote is important to us, no matter how many shares you own.

Sincerely,

MEHRAN ASSADI
Chair

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SENTINEL VARIABLE PRODUCTS TRUST
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund
Sentinel Variable Products Small Company Fund

One National Life Drive
Montpelier, Vermont 05604

NOTICE OF SPECIAL MEETING TO BE HELD ON MAY 13, 2013

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of Shareholders Sentinel Variable Products Trust (the “Trust”), will be held on May 13, 2013, at 10:00 a.m. (Eastern time), at One National Life Drive, Montpelier, Vermont 05604.  At the Meeting, shareholders of each series of the Trust, which are listed above, will be asked to consider and vote on the Proposal set forth below, as more fully described in the attached proxy statement, and to transact such other business as may be properly brought before the Meeting:

Proposal:                                         To elect four individuals to serve on the Board of Trustees of the Trust, each to serve until his successor has been duly elected and qualified or until his retirement, resignation, death or removal.

The Trust consists of five series: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund. Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund (each a “Fund”, and collectively, the “Funds”).  Shares of the Funds are held by variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies.  The participating life insurance companies with respect to the Funds are: National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company (collectively, the “Insurance Company Entities”).  As an owner of a variable life insurance policy or variable annuity contract issued by one of the Insurance Company Entities and invested in one or more Funds as of March 15, 2013, you are entitled to instruct the applicable Insurance Company Entity how to vote Fund shares related to your investment at the Meeting and at any adjournments or postponements thereof.  Owners of these variable life insurance policies or variable annuity contracts should consider themselves shareholders of the applicable Fund(s), and therefore, shareholders of the Trust, for purposes of these proxy materials.

It is important that your shares be represented at the meeting in person or by proxy, no matter how many shares you own.  If you do not expect to attend the Meeting in person, please follow the instructions on the enclosed proxy ballot for voting by internet or by telephone; or, if you prefer, please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope (which is postage prepaid, if mailed in the United States), so that your vote, based on the shares you are entitled to vote through your ownership of an Insurance Company Entity variable life insurance policy or annuity contract, will be represented.  In the event you later decide to attend the Meeting, you may revoke your proxy at that time and vote your shares in person.  Please take advantage of these prompt and efficient voting options.  The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

If by reason of having more than one policy or contract you receive more than one proxy card, please sign and return each card.

Please read this information carefully and call us at 1-800-732-8939 if you have any questions. Your vote is important to us, no matter how many shares you own.

By order of the Board of Trustees,

LISA MULLER
Secretary

April 1, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 13, 2013:  This Notice, Proxy Statement and the Funds’ most recent Annual Report to shareholders are available on the internet at www.sentinelinvestments.com/SVPT-Proxy.

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SENTINEL VARIABLE PRODUCTS TRUST
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund
Sentinel Variable Products Small Company Fund

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the Proposal to be voted on by shareholders below.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

Q.                                   Why did I receive this package of materials?

A.                                    As the owner of a variable life insurance policy or variable annuity contract, you instruct your insurance company to allocate your account value into one or more separate accounts, each of which is divided into sub-accounts.  Each sub-account, in turn, invests your specified account value in shares of a corresponding mutual fund.  Therefore, you are indirectly investing in the underlying mutual fund.  Under the federal securities laws, you have the right to instruct your insurance company how to vote the shares related to your investment on any shareholder proposal.

A special meeting (the “Meeting”) of shareholders of the Sentinel Variable Products Trust (the “Trust”), including shareholders in each series of the Trust: Sentinel Variable Products Balanced Fund, the Sentinel Variable Products Bond Fund, the Sentinel Variable Products Common Stock Fund, the Sentinel Variable Products Mid Cap Fund and the Sentinel Variable Products Small Company Fund (each a “Fund”, and collectively the “Funds”), is scheduled to be held at 10:00 a.m., Eastern Time, on May 13, 2013.  As further explained in these materials, at the Meeting, shareholders of the Trust will be asked to elect four Trustees to the Board of Trustees (the “Board”) of the Trust (the “Proposal”).

If you have received these proxy materials, you have allocated some or all of your account value to one or more of the Funds as of March 15, 2013 (the “Record Date”).  You are being asked to provide voting instructions to your insurance company on the Proposal.  You should consider yourself a shareholder of the applicable Fund(s), and, therefore, a shareholder of the Trust, for purposes of these proxy materials.

Q.                                   Why are shareholders of the Trust being asked to elect Trustees?

A.                                    The Board currently consists of three Trustees, Mehran Assadi, William D. McMeekin and Nancy F. Pope (the “Current Trustees”).  Each of Messrs. Assadi and McMeekin, and Ms. Pope, have been nominated by the Board to continue as a Trustee.  William J. Ricker, a former Trustee, retired from the Board immediately following the February 7, 2013 meeting of the Board consistent with the Trust’s retirement policy.  Messrs. Assadi and McMeekin, and Ms. Pope, have determined to fill the vacancy on the Board that

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resulted from Mr. Ricker’s retirement.  The Current Trustees have nominated Michael W. Nobles to serve as Trustee of the Trust and to fill the vacancy on the Board of Trustees resulting from Mr. Ricker’s retirement.

The Investment Company Act of 1940 (the “1940 Act”) requires that, in order to fill a vacancy on the Board of Trustees, at least two-thirds of the members of the Board of Trustees immediately after filling such vacancy must have been elected by shareholders.  Currently, only Mr. McMeekin and Ms. Pope have been elected by shareholders.  Accordingly, in order for Mr. Nobles to serve as Trustee of the Trust, he will need to be elected by shareholders.  The Trustees are asking shareholders to also elect Mr. Assadi, a Current Trustee, to the Board, and to re-elect Mr. McMeekin and Ms. Pope to the Board.  The election by shareholders of all the nominees will reduce the likelihood that the Trust will need to undergo another proxy solicitation with regards to Board composition for the foreseeable future.  Information about the qualifications of each nominee is set forth below under “Proposal:  To Elect Four Individuals to the Board of Trustees”.

Q.                                   How does the Board of Trustees recommend that I vote?

A.                                    After careful consideration of the Proposal, the Board of Trustees unanimously recommends that you vote FOR the election of each of the nominees as Trustee of the Trust.

Q.                                   How will the votes be counted for the election of the Trustees?

A.                                    The four nominees with the most votes will be elected.  Therefore, we anticipate that all nominees will be elected.

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Q.                                   I don’t own very many shares. Why should I bother to vote?

A.                                    Your vote makes a difference.  If numerous shareholders just like you fail to vote, we may not receive sufficient votes to hold the Meeting or approve the Proposal.

Q.                                   Who is entitled to vote?

A.                                    Any person who owned a variable life insurance policy or variable annuity contract issued by National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, Great-West Life & Annuity Insurance Company or First Great-West Life & Annuity Insurance Company and who allocated his account value to an investment in one of the Funds as of the record date, which was the close of business on the New York Stock Exchange on March 15, 2013, is entitled to vote on the applicable Proposal — even if that person later sells his interest in the Funds.  You may cast one vote for each dollar of net asset value per share you owned on the record date.

Q.                                   How can I vote?

A.                                    Please refer to the enclosed proxy card for information on authorizing a proxy and submitting voting instructions by mail, phone or internet. You may also vote by attending and submitting a ballot at the Meeting.

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SENTINEL VARIABLE PRODUCTS TRUST (the “Trust”)

A Delaware Trust

Sentinel Variable Products Balanced Fund

Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund

Sentinel Variable Products Mid Cap Fund

Sentinel Variable Products Small Company Fund

(each a “Fund”, and collectively the “Funds”)

One National Life Drive

PROXY STATEMENT

Dated April 1, 2013

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013

This document is a proxy statement (the “Proxy Statement”) and is being furnished to owners of variable life insurance policies and variable annuity contracts issued by one of the insurance companies listed below (collectively, the “Insurance Company Entities”), who, as of March 15, 2013 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company Entity’s separate account that invests in shares of one or more of the Funds listed above.  Each Fund is a series of the Trust.  As an owner of such variable life insurance policies and variable annuity contracts, you should consider yourself a shareholder of the applicable Fund(s) and the Trust for purposes of this Proxy Statement.

This Proxy Statement relates to the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Sentinel Variable Products Trust (the “Trust”), to be voted at the Special Meeting of shareholders to be held at 10:00 a.m. (Eastern time) on May 13, 2013, at One National Life Drive, Montpelier, Vermont 05604 (the “Meeting”), and at any and all adjournments or postponements thereof.  This Proxy Statement contains information that shareholders of the Trust should know before voting on the proposal before them, and should be reviewed and retained for future reference.

The Insurance Company Entities referred to above are:  National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company.

The proposal described in this Proxy Statement (the “Proposal”) is the election of four Trustees to the Board of the Trust.

This Proxy Statement and the accompanying materials are being mailed on or about April 12, 2013.

The Trust is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust’s shares are registered under the Securities Act of 1933, as amended.

All shareholders of the Funds as of the close of business on March 15, 2013 (the “Record Date”), are entitled to be present and to vote in person or by proxy at the Meeting.  Holders of whole shares of the Funds are entitled to one vote per dollar of net asset value held as of the close of business on the Record Date and are entitled to a proportionate fractional vote for each fractional share held as of the close of business on the Record Date.

As of the Record Date, the Funds had shares outstanding and net assets as set forth below:

Name of Fund	Shares Outstanding	Net Assets ($)

SVP Balanced Fund	1,173,792.414	15,273,142.62

SVP Bond Fund	6,586,288.523	66,135,596.98

SVP Common Stock Fund	12,652,729.816	212,619,041.59

SVP Mid Cap Fund	1,209,351.564	16,780,500.59

SVP Small Company Fund	3,769,440.830	59,887,609.18

Except as set forth below under the caption “Security Ownership of Certain Beneficial Owners,” to the knowledge of the Trust, as of the Record Date, no person is the beneficial owner of 5% or more of the outstanding shares of the Trust or any Fund.

Whether or not you are able to attend the Meeting, your vote is important. Because it is anticipated that most shareholders will be unable to be present at the Meeting, it is necessary that enough shares be represented by proxy to constitute, along with the shares present in person, a legal quorum of shareholders of the Trust, so that the Meeting can be held and the proposed actions taken.  A quorum is present as to a particular matter if thirty percent (30%) of the votes entitled to be cast on such matter are present, either in person or by proxy.  If a quorum is not present, no actions will be taken and the Meeting will be adjourned until such time as a quorum is present.  We therefore urge you to mark, date, sign and mail your proxy promptly, or to provide voting instructions via telephone or the internet, following the instructions on the proxy ballot, to make certain that your shares are represented and will be voted at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting.  The inspectors of election will determine whether or not a quorum is present at the Meeting.

As the legal owner of the shares of the Funds, each Insurance Company Entity has the right to vote upon any matter that may be voted upon at the Meeting.  Each Insurance Company Entity will vote Fund shares in accordance with the instructions of policy- and contract-owners and will vote Fund shares held in each account for which policy- and contract-owners do not send timely instructions in the same proportion as shares of the Funds that comprise the Trust in that account for which instructions are received.

For each share of a Fund in which policy- and contract-owners have no interest, including any shares held in an Insurance Company Entity’s general account, the Insurance Company Entity will cast votes, for or against any matter, in the same proportion as votes cast by policy- and contract-owners providing voting instructions.

Any authorized voting instructions will also be valid for any adjournment of the Meeting and will be revocable only at the direction of the owner who has given such authorization.  If an insufficient number of votes are obtained to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

Shares will be voted for any such adjournment at the discretion of the Insurance Company Entity in whose account the shares are held.  Whether the Proposal is approved depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against that Proposal.

Any shareholder giving a proxy may revoke it at any time before it is voted (unless the proxy states that it is irrevocable and it is coupled with an interest) by duly executing a superseding proxy bearing a later date and delivering it to the Secretary at the address listed below, by giving written notice of the revocation of such proxy to the Secretary at the address listed below, or by attending the Meeting and voting in person.  Each Insurance Company Entity will vote Fund shares in accordance with all properly executed and unrevoked voting instructions received in time for the Meeting or properly given at the Meeting.

The accompanying proxy is solicited by mail by and on behalf of the Board of Trustees of the Trust.  The Trust has retained ComputerShare to solicit proxies for the Meeting.  ComputerShare is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting banks, brokers and others, tabulating the returned proxies and performing other proxy solicitation services.  The anticipated cost of these services is approximately $48,595.00 and will be paid pro rata by the Funds whether or not the Proposal is successful.  Upon request, the Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Funds’ shares.

Sentinel Asset Management, Inc. or its predecessor (the “Adviser”), has provided investment advisory services to the Funds since their inception.  The principal underwriter of the Funds in Sentinel Financial Services Company, and the Funds’ administrator is Sentinel

Administrative Services, Inc.  Each of these entities is located at One National Life Drive, Montpelier, Vermont 05604.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Trust.

Annual reports are sent to shareholders of record following the Trust’s fiscal year end.  The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request.  Such written or oral requests should be directed to Secretary, Sentinel Variable Products Trust, One National Life Drive, Montpelier, Vermont 05604, or by calling the Trust toll free at 1-800-732-8939.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Trust has received instructions to the contrary.  To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Trust at the address and phone number set forth above.

PROPOSAL:  TO ELECT FOUR INDIVIDUALS TO THE BOARD OF TRUSTEES

Shareholders of the Trust are being asked to elect four nominees, Mehran Assadi, William D. McMeekin, Michael W. Nobles and Nancy Friberg Pope (the “Trustee nominees”), to the Board of Trustees (the “Board”) of the Trust.  Three of the Trustee nominees, Mr. Assadi, Mr. McMeekin and Ms. Pope, currently serve as Trustees of the Trust (the “Current Trustees”); two of the Trustee nominees, Mr. McMeekin and Ms. Pope, were previously elected by shareholders.  If elected, the four Trustee nominees will constitute the entire Board.

Mr. Assadi, Chairman of the Board of Trustees, is an “interested person” of the Trust under the 1940 Act (an “Interested Person”) because he is the chief executive officer of the parent company of Sentinel Asset Management, Inc., the investment adviser to the Funds (the “Adviser”), and is deemed to have a financial interest in the Trust.  He is a Current Trustee, having been appointed to that position by the Board of Trustees effective on January 1, 2009.  Each of Mr. McMeekin and Ms. Pope is a Current Trustee.  Each was elected to the Board by shareholders at a meeting held for that purpose on May 24, 2007.  The one remaining Trustee nominee, Mr. Nobles, has not previously served on the Board of Trustees and was nominated for election to the Board by the Trustees who are not “interested persons”, as defined in the 1940 Act, of the Trust (the “Independent Trustees”).  Descriptions of the backgrounds of each of the Trustee nominees are found below.

None of the Trustee nominees is related to any other Trustee nominee.  Each Trustee nominee will be elected to serve until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

The Board knows of no reason why any of the Trustee nominees will be unable to serve and each of the nominees has indicated a willingness to serve or to continue to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend.  However, management has no reason to believe that any nominee will be unavailable for election.  The Board of Trustees recommends that you vote in favor of the election of each Trustee nominee.

Shares represented by duly executed and timely proxies will be voted as instructed on the proxy.  If no instructions are given, the proxy will be voted FOR the election of Mehran Assadi, William D. McMeekin, Michael W. Nobles and Nancy Friberg Pope.

The Board of Trustees Generally

The Board of Trustees is responsible for the management of the business and affairs of the Funds in accordance with the laws of the state of Delaware and the 1940 Act.  The Board of Trustees meets in person or by telephone at regularly scheduled meetings four times throughout the year to review reports about the Trust’s operations.  In addition, the Trustees may meet in person or by telephone at special meetings.  The Independent Trustees also meet at least quarterly in executive session without the presence of any representatives of the Adviser.  During the fiscal year ended December 31, 2012, the Board of Trustees held four quarterly meetings and two special telephonic meetings.  The Board of Trustees provides broad supervision over the affairs of the Trust and elects the officers of the Trust to actively supervise the Funds’ day-to-day operations.  Subject to the 1940 Act, applicable Delaware law and the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), the Trustees may fill vacancies in or increase or decrease the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate.  The Trustees may appoint from their own number and establish and terminate one or more committees who may exercise the powers and authority of the Board to the extent that the Trustees determine, and in accordance with the 1940 Act and state law.  Subject to the 1940 Act, applicable Delaware law and the Declaration of Trust, the Trustees may delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Board and to any agent.

The Declaration of Trust protects the Trustees and officers of the Trust against personal liability for any act, omission or obligation in their capacity as Trustee or officer of the Trust, except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith or reckless disregard of the duties involved in the conduct of his or her office.

Information Regarding the Trustee Nominees and Officers of the Trust

The Board believes that the role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze his or her duties and fiduciary obligations.  The Board has concluded, based on each Trustee nominee’s experience, qualifications, attributes and skills on an individual basis that each Trustee nominee is qualified to serve on the Board in light of the Trust’s business and structure, and that collectively, the Trustee nominees have diverse and balanced experience, qualifications, attributes and skills that will enhance the ability of the Board to operate effectively and to interact effectively with the Adviser, the Trust’s other service providers, the Trust’s legal counsel and the Trust’s independent registered public accounting firm.

In seeking qualified nominees for election to the Board of Trustees, the Independent Trustees focused on candidates with experience in financial reporting and investments.  They reviewed resumes of potential candidates received from management and from the Independent Trustees themselves.  Following discussion about the candidates, the Independent Trustees, along with Mr. Ricker, who was serving as an Independent Trustee during the search process, selected one among them to contact Mr. Nobles, the candidate whom the Independent Trustees determined had the desired qualifications, attributes and skills.  The Independent Trustees met with Mr. Nobles, and determined that he exhibits the personal qualities and experience necessary to fulfill the role of trustee to the Trust, specifically his background in the insurance industry and his experience with investment oversight, risk management and financial reporting.  The Independent Trustees recommended that the Board of Trustees nominate Mr. Nobles for election to the Board by the shareholders.  The Board of Trustees, after considering information provided by the Independent Trustees and Mr. Nobles, determined to nominate Mr. Nobles for election to the Board as an Independent Trustee.

A summary of the specific experience, qualifications, attributes and/or skills for each Trustee nominee follows:

Interested Trustee Nominee and Current Trustee:  Mehran Assadi has been the Chair of the Board and a Trustee of the Trust since 2009.  Mr. Assadi has been President and Chief Executive Officer of National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) since 2009.  Mr. Assadi has held other leadership positions at National Life Holding Company and National Life since 2003, and, prior to 2003, held various senior positions at other insurance companies.  Mr. Assadi received a B.S. in Business from Towson University, and has a Masters degree in Management Information Systems from the University of Baltimore.  The Trustees believe Mr. Assadi is suitable to serve as Trustee because of his past service, his experience in the insurance industry, and his participation in management.

Independent Trustee Nominees and Current Trustees:  William D. McMeekin has been a Trustee of the Trust since its formation in 2000.  Currently retired, he was an Executive Vice President, Commercial Services, with TD Banknorth, N.A. (formerly Banknorth Vermont) from June 2005 to May 2006, and prior to 2005, was Senior Vice President & Senior Lending Officer with TD Banknorth, N.A.  Mr. McMeekin was also the Community President for The Howard Bank from 2000 to 2001.  Mr. McMeekin has a B.A. from Harvard University, majoring in Sociology and Psychology, and an MBA from Stetson University.  The Trustees believe Mr. McMeekin is suitable to serve as Trustee because of his past service and his experience in the financial services industry.

Nancy Friberg Pope is currently a trustee of Northfield Savings Bank and was a Director of the Spaulding High School Union District from 2008 to 2011.  She has an undergraduate degree in mathematics from Cornell University, and has an MBA from the Tuck School of Business at Dartmouth College.  The Trustees believe Ms. Pope is suitable to serve as Trustee because of her past service, her past positions in the financial services industry, and her experience as a director or trustee of various corporate and non-profit entities.

Independent Trustee Nominee.  Michael W. Nobles is currently Senior Vice President, Chief Financial Officer and Treasurer of Union Mutual of Vermont Companies (“Union Mutual”).  He has also held finance and treasury positions with Union Mutual.  Mr. Nobles has a B.S. degree in Accounting from the University of Vermont, with a concentration in Mathematics.  The Trustees believe Mr. Nobles is suitable to serve as Trustee because of his background in the insurance industry and significant experience with investment oversight, risk management and financial reporting.  It is anticipated that the Trustees will determine that Mr. Nobles qualifies as an “audit committee financial expert”.

Thomas H. MacLeay, Chairman of the board of directors of National Life, the parent company of the Adviser, serves on the board of directors of Union Mutual, the employer of Mr. Nobles.  Mr. MacLeay has served on the board of directors of Union Mutual since February 2009.  Mr. Nobles has been employed by Union Mutual or its affiliates since 1995.  Following discussions with Mr. Nobles, the Trustees determined that Mr. MacLeay’s service on the Union Mutual board of directors would not impair Mr. Nobles independence as a Trustee of the Trust.

The following tables list the Trustee nominees and executive officers of the Trust, and provide certain biographical and other information relating to the Independent Trustees, the Trustee nominees, the Trustee who is an Interested Person of the Trust and to the officers of the Trust.  Officers of the Trust are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Independent Trustees/Trustee Nominees

Name, Address and Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Public Directorships

William D. McMeekin (68) National Life Drive Montpelier, VT 05604	Trustee, since 2000; Trustee nominee

Former Executive Vice President, Commercial Services — TD Banknorth, N.A. (formerly Banknorth Vermont) from June, 2005 to May 2006; Senior Vice President & Senior Lending Officer, from 2001 to 2005; Community President — The Howard Bank, from 2000 to 2001

None

Nancy F. Pope (59) National Life Drive Montpelier, VT 05604	Trustee, since 2007; Trustee nominee	Trustee — Northfield Savings Bank, since 1995; Director — Spaulding High School Union District, from 2008 to 2011; President, Board of Trustees — Aldrich Public Library, since 2007	None

Michael W. Nobles (43) National Life Drive Montpelier, VT 05604	Trustee nominee	Union Mutual of Vermont Companies — Senior Vice President, Chief Financial Officer and Treasurer, since 2011; Vice President Finance & Treasurer, 2006 to 2011	None

Non-Independent Trustee/Trustee Nominee and Officers of the Trust

Name, Address and Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships

Mehran Assadi (54) National Life Drive Montpelier, VT 05604	Chair and Trustee, since 2009; Trustee nominee

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) — President and Chief Executive Officer, since 2009; President — Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation -

N/A

President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009

Christian W. Thwaites (55) National Life Drive Montpelier, VT 05604	President and Chief Executive Officer, since 2005

Sentinel Asset Management, Inc. (“Adviser”) — President & Chief Executive Officer, since 2005; National Life — Executive Vice President, since 2005; Sentinel Funds — President, Chief Executive Officer and Director, since 2005; Sentinel Financial Services Company (“SFSC”) — Chief Executive Officer, since 2005, President from 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) — President & Chief Executive Officer, since 2005; Sentinel Advisors Company (“SAC”) and Sentinel Administrative Services Company (“SASC”) — President & Chief Executive Officer, from 2005 to 2006; Skandia Global Funds — Chief Executive Officer, from 1996 to 2004

Sentinel Group Funds, Inc. (15 Portfolios)

Thomas P. Malone (56) National Life Drive Montpelier, VT 05604	Vice President & Treasurer, since 2000	SASI — Vice President, since 2006; Sentinel Funds — Vice President and Treasurer, since 1997; SASC — Vice President, from 1998 to 2006	N/A

John K. Landy (53) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI — Senior Vice President, since 2006; Sentinel Funds — Vice President, since 2003; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (47) National Life Drive Montpelier, VT 05604	Assistant Vice President & Assistant Treasurer, since 2004

SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Funds — Assistant Vice President and Assistant Treasurer, since 1998; SASC — Assistant Vice President, from 1998 to 2006

N/A

Lisa F. Muller (45) National Life Drive Montpelier, VT 05604	Secretary, since 2008	National Life; Adviser — Sr. Counsel, since 2011; Counsel, from 2008-2011; Sentinel Funds — Secretary, since 2008; State of Vermont, Department	N/A

of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

Lindsay E. Staples (31) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; Sentinel Funds — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010;  National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, 2004 to 2006

N/A

D. Russell Morgan (57) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005	Adviser; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; Sentinel Funds — Chief Compliance Officer, since 2004;	N/A

Each of the Trustees oversees each of the five Funds that make up the Sentinel Variable Products Trust.  Each Trustee serves until his or her successor is elected and qualified, until the meeting of the Board after he or she attains age 72 (unless otherwise agreed by a majority of the Trustees), or until his or her death, resignation, or removal, in each case as provided in the Funds’ Declaration of Trust or by statute.

As of the Record Date, the officers and Trustees of the Funds, as a group, owned less than 1% of each Fund’s outstanding shares and of the Trust’s outstanding shares.

Interested Person. The Trust considers Mehran Assadi, the Chairman and Chief Executive Officer of the Trust, to be an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act based on his positions as President and Chief Executive Officer of National Life Holding Company, the parent company of the Adviser.  As such, he may be deemed to control the Adviser.

Share Ownership. Because the Funds offer shares only to separate accounts of National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company (the “Insurance Company Entities”), none of the Trustees or officers of the Trust own any shares of any of the Funds.  To the knowledge of the Trust, as of December 31, 2012, no Trustee, Trustee nominee or any member of their immediate families own any securities of the Adviser or the principal underwriter of the Funds, or other person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Funds.

Leadership Structure and Qualifications of Trustees

The Trust’s Board currently consists of three Trustees, two of whom are Independent Trustees.  The Chairman of the Board of Trustees is Mehran Assadi, who is an Interested Person of the Trust.  Mr. Assadi is President and Chief Executive Officer of National Life Holding Company, the parent company of the Funds’ investment adviser. The Independent Trustees have determined that having Mr. Assadi as Chairman of the Board of Trustees provides them with unique access to management, which enables them to better fulfill their role as fiduciaries for the Funds’ shareholders, particularly given the Funds’ availability through variable insurance products, including those offered by subsidiaries of National Life Holding Company. The Board does not have a lead independent trustee, and the Trustees have determined that, given their number, having such a trustee in that role is not necessary for efficient and effective communications between the Trustees and the Funds’ management.

The Trustees have determined that the Trust’s leadership structure is appropriate for the circumstances of the Funds.  Each Trustee was selected for his or her individual characteristics and experience, which was determined to be appropriate in light of the nature of the Funds at the time the Trustee was selected.

Committee and Board Meetings. The Board has one standing committee, the Audit Committee, which is comprised solely of the Independent Trustees, currently Mr. McMeekin and Ms. Pope.  The functions of the Audit Committee include: the engagement or discharge of the independent registered public accounting firm; review and evaluation of matters within the scope of the accountants’ duties; review with the independent registered public accounting firm of the plan and results of the auditing engagement and the adequacy of the Trust’s system of internal accounting controls; review of each professional service provided by the independent registered public accounting firm prior to the performance of such service; consideration of the range of audit and non-audit fees; and review of the independence of the independent registered public accounting firm.  The Board has adopted a written charter for the Audit Committee of the Board.  During the fiscal year ended December 31, 2012, the Audit Committee held four meetings.

During the Trust’s most recently completed fiscal year, each of the Trustees then in office attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

Risk Oversight

Day-to-day risk management of the Funds is the responsibility of the Adviser. The Board’s role is one of oversight of the practices and processes of the Funds and their service providers. The Funds are subject to a number of risks, including investment, compliance and valuation risks. The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports that address certain investment, valuation and compliance issues. In addition, the Trustees exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment risk, the Board receives regular written reports from the Funds’ portfolio managers describing and analyzing the investment performance of the Funds. In addition, the Board meets regularly with the Chief Executive Officer of the Adviser to discuss Fund performance and investment risk.

With respect to compliance risk, pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer of the Funds, who is responsible for the implementation and testing of the Funds’ compliance program. The Chief Compliance Officer is an active participant in the Funds’ operations. The Chief Compliance Officer provides the Trustees with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Funds’ compliance program and of the compliance programs of the Funds’ service providers.  In addition, the Chief Compliance Officer provides the Board with a written compliance risk identification and assessment report annually.

The Independent Trustees also meet at least annually with the Chief Compliance Officer in an executive session, without representatives from management.

With respect to valuation risk, the Board receives regular written reports from the Funds’ fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value. The Audit Committee reviews the valuation procedures and pricing results with the Funds’ auditors each year in connection with the review of the results of the audit of each Fund’s year end financial statements.

The Board appoints the officers of the Trust, who run the day-to-day operations of the Funds under the Board’s supervision. The Board oversees fund risk through their oversight of the Funds’ officers, who are elected (or re-elected, as the case may be) by the Trustees each year.

Trustee Compensation

Except for Mr. D. Russell Morgan, the officers and Trustees of the Trust who are employees of National Life or its subsidiaries do not receive any compensation from the Trust. The Trust pays to each Trustee who is not an affiliate of the Adviser an annual retainer of

$14,000.00, a per meeting fee of $2,500.00 and a special meeting fee of $1,250.00.  It is expected that the Board will meet four times per year, and have one special meeting per year.  The Trust also reimburses Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The following table sets forth compensation for the fiscal year ended December 31, 2012 paid by the Trust to its Trustees and officers:

Trustee or Officer	Aggregate Compensation from the Trust ($)	Pension or Retirement Benefits Accrued as Part of Fund Expenses ($)	Total Compensation ($)

Independent Trustees (Current)

William D. McMeekin	$24,750	None	$24,750

Nancy Friberg Pope	$24,750	None	$24,750

Independent Trustee Nominee

Michael W. Nobles	None	None	None

Interested Trustee (Current)

Mehran Assadi	None	None	None

Chief Compliance Officer

D. Russell Morgan (1)	$6,573	$1,714	$8,287

(1)           Mr. Morgan was also reimbursed certain out-of-pocket business expenses.

The Funds do not have a retirement plan for the Trustees.

The Board of the Trust recommends that the shareholders of the Trust vote FOR the election of all of the Trustee nominees.

REQUIRED VOTE

The election of a Trustee requires a plurality vote of votes cast by the holders of shares of all of the Funds, voting together as a single class, present in person or represented by proxy at the Meeting, provided a quorum is present.  The presence in person or by proxy of shareholders of the Trust entitled to cast at least thirty percent (30%) of the votes entitled to be cast at the

Meeting constitutes a quorum.  This means the four nominees with the most votes will be elected.  Therefore, we anticipate that all nominees will be elected.

As the legal owner of the shares of the Funds that comprise the Trust, the Insurance Company Entities have the right to vote upon any matter that may be voted upon at the Meeting.  The Insurance Company Entities will vote Fund shares in accordance with the instructions of policy- and contract-owners and will vote Fund shares held in each sub-account for which policy- and contract-owners do not send timely instructions in the same proportion (for, against or abstain) as those shares in that sub-account for which instructions are received.  The effect of proportional voting is that if a large number of policy- and contract-owners fail to give voting instructions, a small number of policy- and contract-owners may determine the outcome of the vote.

The number of shares held in each sub-account attributable to a policy or contract for which the policy- or contract-owner may provide voting instructions was calculated by dividing the policy’s or contract’s value in that sub-account as of the Record Date by the net asset value per share of the corresponding Fund as of the Record Date.  For each share of a Fund in which policy- and contract-owners have no interest, including any shares held in an Insurance Company Entity’s general account, the Insurance Company Entity will cast votes, for or against any matter, in the same proportion as votes cast by policy- and contract-owners providing voting instructions.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies FOR all the Trustee nominees.  Shareholders may vote FOR or WITHHOLD their vote for the nominees.  If you return your proxy card and give no voting instructions, your shares will be voted FOR all of the nominees.  WITHHOLD votes are counted as present for purposes of determining a quorum.

SECURITY OWNERSHIP

To the knowledge of the management of the Trust, there are no persons who would be considered beneficial owners of more than 5% of the outstanding shares of the Trust or any Fund.  The following shareholders of record owned more than 5% of the outstanding shares of the Trust, or any Fund.

Fund	Name and Address of Record Owner	Shares Owned at March 15, 2013	Percentage Ownership March 15, 2013

Balanced	National Life Insurance Co One National Life Drive Montpelier VT 05602-3377	995,721.948	84.81%

	Phoenix Life Insurance Co. 15 Tech Valley Dr Ste 2 E Greenbush, NY 12061-4137	178,323.386	15.19%

Bond	National Life Insurance Co	2,180,278.488	33.14%

	One National Life Drive Montpelier VT 05602-3377

	Phoenix Life Insurance Co. 15 Tech Valley Dr Ste 2 E Greenbush, NY 12061-4137	4,090,715.013	62.17%

Common Stock	National Life Insurance Co One National Life Drive Montpelier VT 05602-3377	3,072,389.517	24.29%

	Phoenix Life Insurance Co. 15 Tech Valley Dr Ste 2 E Greenbush, NY 12061-4137	9,121,725.803	72.13%

Mid Cap	National Life Insurance Co One National Life Drive Montpelier VT 05602-3377	1,037,433.434	85.83%

	Phoenix Life Insurance Co. 15 Tech Valley Dr Ste 2 E Greenbush, NY 12061-4137	171,217.932	14.17%

Small Company	National Life Insurance Co One National Life Drive Montpelier VT 05602-3377	2,157,957.291	57.26%

	Phoenix Life Insurance Co. 15 Tech Valley Dr Ste 2 E Greenbush, NY 12061-4137	1,512,749.243	40.14%

ADDITIONAL INFORMATION

Other Matters

The Board knows of no other matters that may come before the Meeting.  If any other matters properly come before the Meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) serves as the independent registered accounting firm for each Fund.  PwC has informed the Funds that it has no material direct or indirect financial interest in the Funds.

The following table sets forth the aggregate fees paid to PwC for the Funds’ two most recently completed fiscal years for professional services rendered for: (i) the audit of the Funds’ annual financial statements included in the Trust’s reports to shareholders; (ii) all other audit-related services provided to the Funds; and (iii) all other non-audit services provided to the Funds, the Adviser and entities controlling, controlled by or under common control with the Adviser that provide services to the Funds. For the Funds’ most recent fiscal year, PwC did not render any professional services for financial information systems design and implementation services to the Funds, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Funds.

The Audit Committee has determined that the provision of audit-related services and the provision of non-audit services are compatible with maintaining the independence of PwC.

One or more representatives of PwC are expected to be available at the Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from shareholders.

AUDIT FEES		AUDIT- RELATED FEES(1)		TAX FEES(2)		ALL OTHER FEES(3)		TOTAL
Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/12	Fiscal Year Ended 12/31/11

$75,000	$90,000	$72,750	$81,750	$20,700	$20,700	$0	$0	$168,450	$192,450

(1) Audit-related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Funds’ financial statements.  Fees indicated here represent fees PwC billed the Funds’ transfer agent, Sentinel Administrative Services, Inc. for services related to the SSAE 16 report.

(2) Tax fees consist of aggregate fees for tax services including the review of the Funds’ tax returns and responding to general tax questions.

(3) All other fees consist of the aggregate fees billed for products and services provided by PwC other than audit, audit-related and tax services.

All of the work in connection with the audit of the Funds’ financial statements was performed by full-time employees of PwC.

Except as disclosed under “Audit-Related Fees”, there were no non-audit fees billed by PwC for services rendered to the Trust, and rendered to the Funds’ Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for each of the Trust’s last two fiscal years.

Audit Committee Pre-Approval Policy. The policy of the Trust’s Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Trust by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Trust by the independent auditor.  The Audit Committee also must pre-approve non-auditing services to be provided to the Adviser (and any entity controlling, controlled by or under common control with the Adviser) if the engagement relates directly to the operations and financial reporting of the Trust.

100% of the services described above were approved by the Audit Committee.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Shareholder Communications

Shareholders may send written communications to the Board of Trustees or to an individual Trustee by mailing such correspondence to the Trustee or Trustees at One National Life Drive, Montpelier, VT 05604.  Such communications must be signed by the shareholder and identify the Fund, class and number of shares held by the shareholder.  Properly submitted shareholder communications will be forwarded to the entire Board or to the individual Trustee, as applicable. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must continue to meet all the requirements of Rule 14a-8. See “Additional Information — Shareholder Proposals” herein.

Trustee Attendance at Shareholder Meetings

The Trust has no formal policy regarding Trustee attendance at shareholder meetings.

Shareholder Meetings

The Trust is not required by its Declaration of Trust to hold an annual meeting of shareholders. However, the Trust would be required to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the fundamental policies, objectives or restrictions of any of the Funds of the Trust.  The Trust is also required to hold a shareholder meeting to elect new Trustees at such time as less than two-thirds of the Trustees holding office have been elected by shareholders.  The Declaration of Trust requires that a special meeting of shareholders be held upon the written request of shareholders entitled to cast at least ten percent (10%) of all the votes entitled to be cast at such meeting, provided that: (a) such request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at such meeting; and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Shareholder Proposals

Shareholders of the Trust wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Trustees’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Trust a reasonable period of time before the Trustees’ solicitation relating to such meeting is made. Written proposals with regard to the Trust should be sent to the Secretary of the Trust, One National Life Drive, Montpelier, Vermont 05604.

By Order of the Board of Trustees,

MEHRAN ASSADI
Chairman

Dated:  April 1, 2013

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One National Life Drive Montpelier, VT 05604 on May 13, 2013

Please detach at perforation before mailing.

PROXY	SENTINEL VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The undersigned shareholder of Sentinel Variable Products Trust, a Delaware statutory trust (the “Trust”), hereby appoints Lisa Muller and John K. Landy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the shareholders (the “Meeting”) of the Trust to be held at One National Life Drive, Montpelier, Vermont 05604, on May 13, 2013, at 10:00 a.m. Eastern Time, and any adjournment or postponement of the Meeting, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying proxy statement (the terms of which are incorporated by reference in this proxy) and revokes any proxy previously given with respect to the interests in the Trust covered hereby.

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees for Trustee.  Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement of the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.  Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	SEN_24468_032113

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

FUNDS	FUNDS	FUNDS
Sentinel Variable Products Balanced Fund	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund	Sentinel Variable Products Small Company Fund

The Board of Trustees recommends a vote FOR the election of each of the Trustee nominees.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:    ☒

			FOR	WITHHOLD	FOR ALL
1.

To elect four individuals to serve on the Board of Trustees of the Trust, each one to serve until their successors have been duly elected and qualified or until his or her retirement, resignation, death or removal.

			ALL	ALL	EXCEPT*

Nominees:

	01. Mehran Assadi 03. Nancy Friberg Pope	02. William D. McMeekin 04. Michael W. Nobles	☐	☐	☐

* INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

SEN_24468_032113

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One National Life Drive Montpelier, VT 05604 on May 13, 2013

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SENTINEL VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2013	VOTING INSTRUCTION CARD

[Insurance Company Name Drop-In]

THIS VOTING INSTRUCTION IS BEING SOLICITED BY THE BOARD OF TRUSTEES.  The undersigned hereby instructs the above referenced Insurance Company that issued the variable insurance contract or policy (the “Company”) to vote the shares of the Sentinel Variable Products Trust (the “Trust”), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Trust to be held at One National Life Drive, Montpelier, Vermont 05604, at 10:00 a.m. Eastern Time on May 13, 2013, and at any adjournment or postponement thereof.

The Company and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct the Company to vote “FOR” the election of each Trustee nominee.  The Company will vote the appropriate number of shares pursuant to the instruction given.  If no instruction is set forth on a returned form as to the Proposal, the Company will vote FOR the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.  Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	SEN_24468_032113-VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

Please detach at perforation before mailing.

FUNDS	FUNDS	FUNDS
Sentinel Variable Products Balanced Fund	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund	Sentinel Variable Products Small Company Fund

The Board of Trustees recommends a vote FOR the election of each of the Trustee nominees.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:    ☒

			FOR	WITHHOLD	FOR ALL
1.

To elect four individuals to serve on the Board of Trustees of the Trust, each one to serve until their successors have been duly elected and qualified or until his or her retirement, resignation, death or removal.

			ALL	ALL	EXCEPT*

Nominees:

	01. Mehran Assadi 03. Nancy Friberg Pope	02. William D. McMeekin 04. Michael W. Nobles	☐	☐	☐

* INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

SEN_24468_032113-VI